EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heavenstone Corp. (the "Company") on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016.	HEAVENSTONE CORP.
By:	/s/ WILLIAM E. SLUSS
William E. Sluss Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
A signed original of this written statement required by Section 906 has been provided to Heavenstone Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.